                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated August 9, 2000, included in D&K Healthcare Resources, Inc. Form 10-K for the year ended June 30, 2000, and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


St Louis, Missouri
August 20, 2001